FORM 8-A
               U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.


   FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES PURSUANT TO
     SECTION 12(B) OR (G) OF THE SECURITIES EXCHANGE ACT OF 1934


                         WAREFORCE.COM, INC.
        (Exact name of registrant as specified in its charter)


          Nevada                        87-0542988
     (State of incorporation                 (I.R.S. Employer
     or organization)                        Identification No.)


    2361 Rosecrans Avenue, Suite 155, El Segundo, California 90245
         (Address of principal executive offices) (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class           Name of each exchange on which
          to be so registered           each class is to be registered

               None
     ..........................         .................................


     ..........................         .................................


     ..........................         .................................

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-82327

     Securities to be registered pursuant to Section 12(g) of the Act:


                             Common Stock
      .........................................................
                          (Title of class)


      .........................................................
                           (Title of class)

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     A description of the securities comparable to that required here is contained in a prior filing with the Commission, of a registration statement on Form S-1, file number 333-82327. Such description is incorporated herein by reference to such other filing, in answer to this item.



ITEM 2. EXHIBITS.

     The following are incorporated herein by reference to the registration statement on Form S-1, file number 333-82327, in answer to this item.

bullet Copies of all current, quarterly or semi-annual reports filed pursuant to Section 15(d) of the Act since the effective date of the latest registration statement filed.

bullet Copies of the charter and bylaws, or instruments corresponding thereto, and copies of any other documents defining the rights of holders of the securities to be registered.

bullet  Specimens or copies of each security to be registered hereunder.



                              SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

WAREFORCE.COM, INC.


     /s/ Dan J. Ricketts
By............................................................................
     Dan J. Ricketts, Vice President and General Counsel

     March 28, 2000
Date..........................................................................